                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Connecticut Performing Arts, Inc. and Connecticut Performing Arts Partners dated March 21, 1997 (and to all references to our Firm) included in or made a part of the Registration Statement on Form S-1.

                                       /s/ ARTHUR ANDERSEN LLP

Hartford, Connecticut
June 19, 1998

                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our reports on the consolidated financial statements of PACE Entertainment Corporation and subsidiaries dated December 15, 1997 (except with respect to the matters discussed in Note 12, as to which the date is December 22, 1997) and Pavilion Partners dated December 15, 1997 (except with respect to the matters discussed in Note 11, as to which the date is December 22, 1997), and to all references to our Firm included in or made a part of this registration statement of SFX Entertainment, Inc.

                                       /s/ ARTHUR ANDERSEN LLP

Houston, Texas
June 22, 1998

                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Deer Creek Partners, L.P. (formerly Sand Creek Partners, L.P.) and Murat Centre, L.P. dated September 29, 1997 (and to all references to our firm) included in or made a part of the Registration Statement on Form S-1 of SFX Entertainment, Inc.


                                      /s/ ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
June 19, 1998

                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report dated February 27, 1998 on the financial statements of Riverport Performing Arts Centre, Joint Venture, as of and for the years ended December 31, 1997 and 1996, (and all references to our firm) included or made part of the Registration Statement on Form S-1.

                                    /s/ ARTHUR ANDERSEN LLP

St. Louis, Missouri
June 19, 1998